UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 24, 2016

AMERICAN STATES WATER COMPANY
(Exact name of registrant as specified in its charter)

California	001-14431	95-4676679
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

630 East Foothill Blvd. San Dimas, California	91773
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (909) 394-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2-Financial Information

 Item 2.02.          Results of Operations and Financial Condition

On February 24, 2016, American States Water Company released earnings for the fourth quarter ended December 31, 2015 and for the full year 2015. A copy of the Company’s press release is attached hereto as Exhibit 99.1.

This Form 8-K and the attached exhibits are furnished to, but not filed with, the Securities and Exchange Commission.

Section 9-Financial Statements and Exhibits

Item 9.01.          Financial Statements and Exhibits

The following exhibit is furnished hereunder:

Exhibit 99.1        Press Release dated February 24, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN STATES WATER COMPANY
February 24, 2016	/s/ Eva G. Tang
Eva G. Tang Senior Vice President-Finance, Chief Financial Officer, Corporate Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated February 24, 2016